Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT
SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 19, 2019, by and among WEX INC., a Delaware corporation (the “Company”), WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower (as defined in the Existing Credit Agreement referred to below), WEX CARD HOLDINGS AUSTRALIA PTY LTD. (the “Specified Designated Borrower” and, together with the Company and the Designated Borrower, the “Amendment Loan Parties”), BANK OF AMERICA, N.A., as the Administrative Agent (as defined in the Existing Credit Agreement referred to below), Swing Line Lender (as defined in the Existing Credit Agreement referred to below) and L/C Issuer (as defined in the Existing Credit Agreement referred to below) and BELL BANK, a North Dakota banking corporation, as the incremental revolving loan lender (the “Incremental Revolving Lender”).
W I T N E S S E T H:
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Specified Designated Borrower, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of July 1, 2016 (as amended as of July 3, 2017, October 30, 2017, January 17, 2018, August 24, 2018, January 18, 2019, February 27, 2019 and May 17, 2019 and as it may be further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, pursuant to Section 2.17 of the Existing Credit Agreement, the Company may obtain commitments to increase the Revolving Credit Commitments under any existing Revolving Credit Facility or establish one or more new revolving facilities (each, an “Incremental Revolving Credit Facility”) by, among other things, entering into an Amendment in accordance with the terms and conditions of the Existing Credit Agreement;
WHEREAS, the Company has notified the Administrative Agent that it is requesting an increase in Revolving Credit Commitments in the amount of $50,000,000 (the “Incremental Revolving Increase”) pursuant to Section 2.17(a) of the Credit Agreement and clause (III) of the definition of “Incremental Cap”;
WHEREAS, the Incremental Revolving Lender has agreed, subject to the terms and conditions set forth herein and in the Existing Credit Agreement, to provide the full amount of the Incremental Revolving Commitment on the Seventh Amendment Effective Date to the Borrowers;
WHEREAS, the parties hereto wish to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

SECTION 2.     Amendments.
(a)     The following defined terms shall be added to Section 1.01 of the Existing Credit Agreement:
“Seventh Amendment” means that certain Seventh Amendment to the Credit Agreement, dated as of November 19, 2019, by and among the Borrowers, the Specified Designated Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Incremental Revolving Lender (as defined therein).
“Seventh Amendment Effective Date” has the meaning assigned to such term in the Seventh Amendment.
(b)     The definition of “Revolving Credit Commitment” is hereby amended by replacing the last sentence thereof with the following:
“The aggregate amount of the Revolving Credit Commitments as of the Seventh Amendment Effective Date is $820,000,000 and the Revolving Credit Commitment of each Revolving Credit Lender as of the Seventh Amendment Effective Date is set forth on Schedule I to the Seventh Amendment”
SECTION 3.     Revolving Commitment Increase.
(a)     Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, on the Seventh Amendment Effective Date, (i) the Incremental Revolving Lender irrevocably (x) in its capacity as an Incremental Revolving Lender, consents to the terms of this Amendment and (y) commits to provide the entire Incremental Revolving Increase (the “Incremental Revolving Commitment”), (ii) the Incremental Revolving Commitment shall become effective and (iii) the Revolving Credit Commitments shall be deemed increased by an aggregate principal amount of $50,000,000. Pursuant to Section 2.17 of the Amended Credit Agreement, the Incremental Revolving Commitment shall be a Revolving Credit Commitment for all purposes under the Amended Credit Agreement and each of the other Loan Documents and shall have terms identical to the existing Revolving Credit Facility under the Amended Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder). This Amendment shall constitute notice to the Administrative Agent required under Section 2.17(a) of the Credit Agreement.
(b)     The Incremental Revolving Lender acknowledges and agrees that upon the Seventh Amendment Effective Date, the Incremental Revolving Lender shall be a “Lender” under, and for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. The Incremental Revolving Lender also acknowledges and agrees that it has (x) received a copy of the Existing Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and (y) independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment.

(c)     The parties hereto agree that, after giving effect to this Amendment and the Incremental Revolving Commitment, the Revolving Credit Commitments of the Revolving Credit Lenders are as set forth on Schedule I hereto.

SECTION 4.     Reallocation. To the extent any Revolving Credit Loans are outstanding on the Seventh Amendment Effective Date, the reallocation of the Revolving Credit Lenders’ Revolving Credit Loans contemplated by Section 2.17(e) of the Amended Credit Agreement with respect to any increase in the Revolving Credit Commitments shall occur with respect to the Incremental Revolving Increase contemplated hereby on the Seventh Amendment Effective Date, and the Incremental Revolving Lender shall make a Revolving Credit Loan on the Seventh Amendment Effective Date as may be required to effectuate the reallocation.
SECTION 5.     Conditions to Effectiveness and Funding. The effectiveness of the amendments set forth in Sections 2, 3 and 4 hereof and the obligations of the Incremental Revolving Lender to make the Incremental Revolving Increase are subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Seventh Amendment Effective Date”):
(a)     (i) each of the Amendment Loan Parties shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (ii) the Incremental Revolving Lender shall have executed and delivered a counterpart of this Amendment to the Administrative Agent, (iii) the Swing Line Lender and L/C Issuer shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (iv) each Subsidiary Guarantor, except WEX Fleet Luxembourg S.a.r.l., shall have executed an acknowledgement and reaffirmation in the form attached hereto and (v) the Administrative Agent shall have executed a counterpart of this Amendment;
(b)     the representations and warranties of the Amendment Loan Parties contained in Section 7 of this Amendment shall be true and correct on and as of the Seventh Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to an earlier date, it shall be true and correct as of such earlier date;
(c)     as of the last day of the most recently ended Test Period, on a Pro Forma Basis after giving effect to the incurrence of the Incremental Revolving Increase and all other appropriate pro forma adjustments (but (x) without netting any cash proceeds from such incurrence and (y) treating the Incremental Revolving Commitment as fully drawn), the Company would be in compliance with Section 7.11 of the Existing Credit Agreement and the Company shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer thereof certifying that such condition has been satisfied (including appropriate calculations);
(d)     immediately prior to and immediately after the Seventh Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(e)     the Administrative Agent shall have received, on behalf of itself and each of the Lenders, a customary written opinion of Wilmer Cutler Pickering Hale and Dorr, LLP, in its capacity as counsel for the Amendment Loan Parties, dated as of the Seventh Amendment Effective Date and addressed to the Administrative Agent and the Incremental Revolving Lender;
(f)     the Administrative Agent shall have received a certificate of the Company signed by a Responsible Officer thereof:

(i)     certifying that no Default or Event of Default shall exist or would exist immediately prior to or after giving effect to this Amendment, including the establishment of the Incremental Revolving Commitment, and
(ii)     certifying that the condition set forth in Section 5(b) hereof has been satisfied;
(g)     the Administrative Agent shall have received a Solvency Certificate executed by the chief financial officer of the Company dated as of the Seventh Amendment Effective Date and certifying as to the matters set forth therein after giving effect to this Amendment and the Incremental Revolving Increase; and
(h)     all expenses of the Administrative Agent required to be paid by the Company pursuant to the Existing Credit Agreement shall have been paid to the extent an invoice has been received at least three (3) Business Days prior to the Seventh Amendment Effective Date;

(i)     the Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Amendment Loan Party and each Domestic Subsidiary Guarantor (as defined in the Existing Credit Agreement) as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Amended Credit Agreement and (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Amendment Loan Party and each Domestic Subsidiary Guarantor is duly organized or formed, and that each Amendment Loan Party and each Domestic Subsidiary Guarantor is validly existing, in good standing in such entity’s jurisdiction of incorporation, organization or formation; and

(j)
(x)    each Loan Party shall have provided the documentation and other information to the Administrative Agent that are required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the USA PATRIOT Act, at least three (3) Business Days prior to the Seventh Amendment Effective Date to the extent such information has been requested at least ten (10) days prior to the Seventh Amendment Effective Date; and

(y)    At least five (5) days prior to the Seventh Amendment Effective Date, any Borrower that qualified as a “legal entity customer” under 31 C.F.R. § 1010.230 shall have delivered, to each Lender that so requests to the extent requested at least ten (10) days prior to the Seventh Amendment Effective Date, a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230 in relation to such Borrower (the “Beneficial Ownership Certifications”).

SECTION 6.     Post-Closing Covenants.
(a)     Within two Business Days (or such later date agreed by the Administrative Agent) of the Seventh Amendment Effective Date, WEX Europe Services Holdings Limited shall have executed and delivered to the Administrative Agent a deed of confirmation of that certain pledge agreement dated as of July 5, 2016, between WEX Europe Services Holdings Limited and the Administrative Agent;

(b)     Within one Business Day (or such later date agreed by the Administrative Agent) of the Seventh Amendment Effective Date, the Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of WEX Europe Services Holdings Limited (the “UK Pledgor”) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Amended Credit Agreement, (ii) a certificate of incorporation from Companies House certifying that the UK Pledgor has been in continuous, unbroken existence since its incorporation and that no action is currently being taken to strike the company off the register, such certificate to be dated no earlier than ten (10) Business Days prior to the Seventh Amendment Effective Date (or such earlier date agreed by the Administrative Agent) and (iii) such documents and certificates as the Administrative Agent may reasonably require to evidence that the UK Pledgor is duly organized or formed, and that the UK Pledgor is validly existing, in good standing in such entity’s jurisdiction of incorporation, organization or formation; and
(c)     Within ten Business Days (or such later date agreed by the Administrative Agent) of the Seventh Amendment Effective Date, WEX Fleet Luxembourg S.a.r.l. shall have executed and delivered to the Administrative Agent an acknowledgement and reaffirmation in the form attached hereto.
It is understood and agreed that in connection with this Amendment, the Administrative Agent shall receive, on behalf of itself and each of the Lenders, a customary written opinion of (i) Jones Day, in its capacity as English counsel for the Administrative Agent and (ii) Jones Day, in its capacity as Italian counsel for the Administrative Agent, each addressed to the Administrative Agent and the Incremental Revolving Lender.
SECTION 7.     Representations and Warranties. Each Amendment Loan Party hereby represents and warrants on and as of the Seventh Amendment Effective Date that:
(a)     the representations and warranties of the Borrowers contained in Article V of the Amended Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document shall be true and correct on and as of the Seventh Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement;
(b)     this Amendment has been duly executed and delivered by each Amendment Loan Party and this Amendment, the Amended Credit Agreement and each other Loan Document constitute legal, valid and binding obligations of such Amendment Loan Party, enforceable against such Amendment Loan Party in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(c)     the Guaranties do, and shall continue to, guarantee the Obligations (or Foreign Obligations, as applicable);
(d)     the Collateral Documents and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (or Foreign Obligations, as applicable);

(e)     the information included in the Beneficial Ownership Certifications provided on or prior to the Seventh Amendment Effective Date is true and correct in all respects; and
(f)     the execution, delivery and performance by each Amendment Loan Party of this Amendment and the performance by each Amendment Loan Party of the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Amendment Loan Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Amendment Loan Party is a party or affecting such Amendment Loan Party or the properties of such Amendment Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Amendment Loan Party or its property is subject; or (c) violate any Law in any manner that is materially adverse to the Company and its Subsidiaries, except, in each case referred to (x) in clause (b)(i), or (y) to the extent relating to any order, injunction, writ or decree of any Governmental Authority not specifically relating to such Person or its property, in clause (b)(ii), to the extent that the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 8.     Effects on Loan Documents.
(a)     On and after the Seventh Amendment Effective Date, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
(b)     Except as specifically amended herein, all Loan Documents (including the Guaranties and all Liens granted thereunder in respect of the Obligations) shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Amendment Loan Party reaffirms its Guaranties and any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, with all such Liens continuing to secure the applicable Obligations in full force and effect after giving effect to this Amendment.
(c)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or the other Loan Documents.
(d)     The Company and the other parties hereto acknowledge and agree that, on and after the Seventh Amendment Effective Date, this Amendment shall constitute an Additional Credit Extension Amendment and a Loan Document for all purposes of the Amended Credit Agreement. This Amendment shall constitute notice to the Administrative Agent required under Section 2.17(a) of the Existing Credit Agreement with respect to the Incremental Revolving Increase.

SECTION 9.     GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.     Miscellaneous.
(a)     This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns.
(b)     To the extent permitted by applicable Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(c)     This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.
WEX INC.

By:     /s/ Roberto Simon
    Name: Roberto Simon
    Title: Chief Financial Officer
DESIGNATED BORROWER:

WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED
By:     /s/ Roberto Simon Rabanal
    Name: Roberto Simon Rabanal
    Title: Director
SPECIFIED DESIGNATED BORROWER:

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by

WEX CARD HOLDINGS AUSTRALIA PTY LTD
(ACN 123 181 635)

By:     /s/ Roberto Simon Rabanal
    Name: Roberto Simon Rabanal
    Title: Director
By:     /s/ Hilary Ann Rapkin
    Name: Hilary Ann Rapkin
    Title: Director

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

Each of the undersigned (i) acknowledges and agrees to the foregoing Seventh Amendment, (ii) reaffirms any Guaranties executed by it and reaffirms that such Guaranties do, and shall continue to, guarantee the Obligations; and (iii) reaffirms any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, with all such Liens and Guaranties continuing in full force and effect after giving effect to the Seventh Amendment.
SUBSIDIARY GUARANTORS:
FLEETONE HOLDINGS, LLC
By:        /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TRANSPLATINUM SERVICE, LLC
By:        /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
FLEETONE, L.L.C.
By:        /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
WRIGHT EXPRESS HOLDINGS 2, LLC
By:    _/s/ Roberto Simon Rabanal___________
    Name:    Roberto Simon Rabanal
    Title:    Manager
WRIGHT EXPRESS HOLDINGS 3, LLC
By:    _/s/ Roberto Simon Rabanal_________________
    Name:    Roberto Simon Rabanal
    Title:    Manager

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

EB HOLDINGS CORP.
By:        /s/ Lynda Godkin
    Name:    Lynda Godkin
    Title:    Secretary
EB HOLDINGS II CORP.
By:    _/s/ Lynda Godkin_________________________
    Name:    Lynda Godkin
    Title:    Secretary
WEX HEALTH, INC.
By:    __/s/ Lynda Godkin________________________
    Name:    Lynda Godkin
    Title:    Secretary
ELECTRONIC FUNDS SOURCE LLC
By:    _/s/ Roberto Simon Rabanal__________________
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
EFS PAYMENTS LLC
By:    _/s/ Roberto Simon Rabanal__________________
    Name:    Roberto Simon Rabanal
    Title:    Treasurer

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

OTR TOPCO LLC
By:    _/s/ Roberto Simon Rabanal__________________
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
OTR HOLDINGS LLC
By:    _/s/ Roberto Simon Rabanal_________________
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TRUCKERS B2B, LLC
By:    _/s/ Roberto Simon Rabanal__________________
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
OTR BLOCKER LLC
By:    _/s/ Roberto Simon Rabanal__________________
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TCH CANADA INC.
By:    _/s/ Roberto Simon Rabanal__________________
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
WRIGHT EXPRESS FUELING SOLUTIONS, INC.
By:    _/s/ Hilary A. Rapkin_______________________
    Name:    Hilary A. Rapkin
    Title:    Secretary

WEX PAYMENTS INC.
By:    /s/ Jay Dearborn
    Name:    Jay Dearborn
    Title:    Director
PO HOLDING LLC

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
DISCOVERY BENEFITS, LLC
By: PO Holding LLC, as Managing Member
By:    /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
WEX FLEET US LLC
By: WEX Inc., as Sole Member
By:    /s/ Roberto Simon
    Name:    Roberto Simon
    Title:    Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

Executed in accordance with section 127 of the Corporations Act 2001 by
WEX AUSTRALIA HOLDINGS PTY LTD
(ACN 145 445 361)
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
By:    /s/ Hilary A. Rapkin
Name: Hilary A. Rapkin
Title:     Director
Executed in accordance with section 127 of the Corporations Act 2001 by
WEX CARD HOLDINGS AUSTRALIA PTY LTD (ACN 123 181 635)
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
By:    /s/ Hilary A. Rapkin
Name: Hilary A. Rapkin
Title:     Director
Executed in accordance with section 127 of the Corporations Act 2001 by
WEX AUSTRALIA PTY LTD
(ACN 005 970 570)
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
By:    /s/ Hilary A. Rapkin
Name: Hilary A. Rapkin
Title:     Director

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

Executed in accordance with section 127 of the Corporations Act 2001 by
WEX FUEL CARDS AUSTRALIA LTD
(ACN 008 962 132)
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
By:    /s/ Hilary A. Rapkin
Name: Hilary A. Rapkin
Title:     Director
WEX EUROPE SERVICES BVBA
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WRIGHT EXPRESS HOLDINGS 4 LP
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WEX EUROPE SERVICES LTD
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WEX EUROPE SERVICES HOLDINGS LIMITED
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WEX EUROPE SERVICES (UK) LTD
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

Title:     Director
RETAIL PETROLEUM SERVICES LIMITED
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WEX EUROPE SERVICES SAS
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WEX EUROPE SERVICES GMBH
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WEX EUROPE SERVICES S.A.R.L.
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Manager
WEX EUROPE SERVICES B.V.
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
WEX EUROPE SERVICES AS
By:    /s/ Hilary A. Rapkin
Name: Hilary A. Rapkin
Title:     Director
WEX EUROPE HOLDINGS LIMITED
By:    /s/ Hilary Ann Rapkin
Name: Hilary Ann Rapkin
Title: Director
WEX EUROPE LIMITED

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title: Director
WEX EUROPE SOLUTIONS LIMITED
By:    /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title: Director
WEX EUROPE UK LIMITED
By:    /s/ Anant Ramanbhai Patel
Name: Anant Ramanbhai Patel
Title: Director
WEX FLEET NETHERLANDS, B.V.
By:    /s/ Hilary Ann Rapkin
Name: Hilary Ann Rapkin
Title: Director

WEX FLEET BELGIUM BVBA
By:    /s/ Hilary Ann Rapkin
Name: Hilary Ann Rapkin
Title: Director

WEX FLEET FRANCE SAS
By:    /s/ Hilary Ann Rapkin
Name: Hilary Ann Rapkin
Title: Director

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

WEX EUROPE FLEET SERVICES LIMITED
By:     /s/ Roberto Simon Rabanal
Name: Roberto Simon Rabanal
Title:     Director
By:    /s/ Hilary A. Rapkin
Name: Hilary A. Rapkin
Title:    Director

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
/s/ Angela Larkin
Name: Angela Larkin
Title: Vice President

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

BANK OF AMERICA, N.A.,
as Swing Line Lender and L/C Issuer

By:
/s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

BELL BANK,
as the Incremental Revolving Lender

By:
/s/ Hailey Margetta
Name: Hailey Margetta
Title: Vice President

[Signature Page to Seventh Amendment to Credit Agreement (WEX)]

Schedule I
Revolving Credit Commitment

Revolving Credit Lender	Revolving Credit Commitment
Bank of America, N.A.	$125,000,000
Santander Bank, N.A.	$100,000,000
Citizens Bank, N.A.	$87,500,000
MUFG Union Bank, N.A.	$75,000,000
SunTrust Bank	$75,000,000
Wells Fargo Bank, N.A.	$75,000,000
Bell Bank	$50,000,000
BMO Harris Financing Inc.	$50,000,000
Deutsche Bank AG New York Branch	$50,000,000
JPMorgan Chase Bank, N.A.	$50,000,000
KeyBank National Association	$35,000,000
Regions Bank	$25,000,000
Fifth Third Bank	$17,500,000
Webster Bank, N.A.	$5,000,000
Total:	$820,000,000